1 Feb. 18, 2014 Exhibit 99.1 CAGNY 2014

Agenda • Gary Rodkin, CEO • John Gehring, CFO 2

Note on forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. These risks and uncertainties include, among other things: ConAgra Foods’ ability to realize the synergies and benefits contemplated by the acquisition of Ralcorp
Holdings, Inc., and its ability to effectively integrate the business of Ralcorp; the timing and ability to consummate the potential joint venture combining the flour milling businesses of ConAgra Foods, Cargill,
Incorporated, and CHS Inc., including, satisfying the financing and other closing conditions as well as the divestiture of flour milling facilities within the expected timeframe or at all; ConAgra Foods’ ability to realize the synergies and benefits contemplated by the potential joint venture; the availability and prices of raw materials, including any negative effects caused by inflation or adverse weather conditions; the effectiveness of ConAgra
Foods’ product pricing, including any pricing actions and promotional changes; the ultimate outcome of litigation, including the lead paint matter; future economic circumstances; industry conditions; ConAgra Foods’
ability to execute its operating and restructuring plans; the success of ConAgra Foods’ cost-saving initiatives, innovation, and marketing investments; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of any ConAgra Foods product recalls; access to capital; actions of governments and regulatory factors affecting ConAgra Foods’ businesses, including the Patient Protection and Affordable Care
Act; the amount and timing of repurchases of ConAgra Foods’ common stock and debt, if any; and other risks described in ConAgra Foods’ reports filed with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. ConAgra Foods disclaims any obligation to update or revise statements contained in this presentation to reflect future events or circumstances or otherwise.

Current snapshot

ConAgra Foods’ FY 2013 sales mix
ConAgra Foods’ FY 2013 sales mix
ConAgra Foods’ FY 2014 (est.) sales mix
ConAgra Foods’ FY 2014 (est.) sales mix
Commercial Foods Commercial Foods
Consumer Foods Consumer Foods
Private Brands Private Brands
41%
35%
24%
Commercial Foods Commercial Foods
Consumer Foods Consumer Foods
Private Brands Private Brands
54%
39%
7%

Fiscal 2014: short-term issues • Ralcorp integration • Foodservice customer disruption • Consumer brand challenges 5

Largest private brand food business in North America. Makes and sells private brands to retail customers. 24% 24% 41% Consumer Foods 35% Commercial Foods Private Private Brands Brands

Cost synergies 8 • On track to deliver on commitments • Using scale in sourcing and procurement contracts • Robust pipeline

Engaging with customers 9 “We’re excited by the potential of leveraging the entire portfolio. It really simplifies doing business with you.” – ConAgra Foods retail customer

Fast-growing retailers:
a focus on Private Label

Source: High-focus Private Label retailers comprised of 5 retailers.  Kantar Retail – Edible Grocery; Planet Retail;
Deloitte American pantry study, Progressive Grocer; Nielsen.
Dollar Sales Growth
“You’re a key
partner on our
journey.
We will
move from
good to great
with private
brands as our
differentiator.”
–
ConAgra Foods
retail customer
High Focus
High Focus
Private Label
Private Label
Retailers
Retailers
Remaining
Remaining
Top 30
Top 30
Retailers
Retailers
2x

Private vs. National Brands

Source:  Wall Street research.  Comparisons based on a $10 national brand retail price illustration.
“We like your
strategy for
Private Brands.
You offer both
scale and
flexibility.”
– ConAgra Foods
retail customer

Private Brands + Consumer Brands 12

Growing appeal to consumers

Store brands as good as national brands
Source: 71% say brand names are not better products. 87% say they purchase store brands occasionally or more often. Integer Group® and M/A/R/C® Research, 2013.  PLMA 2013 survey of primary shoppers.
2010
57%
agree
71%
agree
2013

Private label growth
Private label growth

Source: Nielsen Jan. 13, 2014  Scantrack, Total U.S. – All Outlets Combined, UPC-coded.
Bars reflect excess growth of private label vs. branded food in terms of year-over-year dollar sales growth ($ billions).

Distribution opportunity for ConAgra Foods Potential: $20 million of sales at one customer 15 = incremental sales opportunity for ConAgra Foods in select categories

Makes and sells specialty food
and ingredients to restaurants,
foodservice operators and other
food makers across the world.
35%
35%
24%
Private Brands
41%
Consumer Foods
Commercial Foods
Commercial Foods

Commercial Foods 18

Lamb Weston • Leading North American supplier • Double-digit international growth • Major customer transition • Crop quality challenge

Global growth opportunity 20 Source: Euromonitor projections. 34% 34% represents represents nominal nominal growth growth from from 2012 2012 – – 2017. 2017.

Ardent Mills: focused joint
venture
• Proposed JV to be owned by ConAgra Foods,
Cargill and CHS
• Combine operations of ConAgra Mills and Horizon
Milling (a Cargill/CHS joint venture) to create a premier
flour milling company
• Supported across North America by strong network of
mills and bakery mix facilities
• Strategically and financially beneficial

Makes and sells leading consumer branded food to retail customers.

Consumer Foods • “Perfect at Retail” 4Ps approach • Brands to fix

“Perfect at Retail” 24

Pricing • Right everyday pricing • Competitive promotions • Overall value 25

Value at multiple price-points 26

Packaging 27

Placement
• More facings for best sellers
• Shopper-oriented displays
• Retailer-efficient
space designs

Source: IRI Sales, 13 weeks ended Jan. 26, 2014 Source: IRI Sales, 13 weeks ended Jan. 26, 2014

Promotion 29

Focused improvement initiatives 30

Healthy Choice Turnaround Transform by: • Focus on the core consumer • Leverage Café Steamers 31

ConAgra Foods: moving forward • Progress on near-term issues in FY15 • Conviction in differentiating strategy • Confident in long-term goals

Feb. 18, 2014 CAGNY 2014 33 John Gehring Chief Financial Officer

CFO agenda • Financial priorities • Productivity • EPS outlook 34

Financial priorities
• Strong earnings and cash flows
• Healthy balance sheet and strong liquidity
• Capital allocation

— Debt repayment
— Maintain strong dividend
— Dividend growth, M&A, share repurchase
— Debt repayment
Near term
Long term

Cash flow • Strong earnings drivers – Top-line fundamentals – Productivity – SG&A discipline • Working capital efficiency • Capital expenditure discipline 36

Operating
&
free cash
flow growth
$1.5 billion of debt
repayment by FYE 2015
Strong dividend
Investment in growth &
cost savings
Earnings
growth
+
Working
capital
efficiency
+
CAPEX
discipline
Estimated operating cash flow:
FYE 2014 = $1.4 billion, FYE 2015 = $1.6+ billion

Healthy balance sheet and strong
liquidity
• Commitment to investment grade
• Debt / EBITDA*
Long-term target: < 3.0x
• $1.5 billion by FY15
• Additional $400+ million (Ardent Mills proceeds)
• $1.5 billion revolver
• Manageable debt maturities

Balance sheet
Debt repayment
Liquidity
*The inability to predict the amount and timing of future items makes a detailed reconciliation of projections impracticable.

Productivity to fuel growth

Procurement
Manufacturing
Logistics
Supply
chain
Base productivity
Synergies
*$300 million cumulative by the end of fiscal 2017.  All numbers cited exclude items impacting comparability.
The inability to predict the amount and timing of future items makes a detailed reconciliation of projections impracticable.

Supply Chain Opportunities
– Scale
– Collaborative sourcing
– Design for preference and value
– Commodity procurement and hedging
– ConAgra Performance System
– Reliability improvement
– Zero-loss culture
– Network optimization
– Scale
– Transportation sourcing
– Single distribution network

Procurement
Manufacturing
Logistics

Incremental SG&A benefit
Enabled by restructuring

Corporate overhead / SG&A
Administrative efficiency
Incremental $ from SG&A efficiency initiatives:
$100+ million annual savings (run rate) by the end of FYE 2016

Earnings Per Share (EPS*)
• FY 2014: $2.22 to $2.25 per share*
• Q3: approximately $0.60 per share*
• Q4: approximately $0.65 per share*

*Diluted EPS, adjusted for items impacting comparability. The inability to predict the amount and timing of future items makes a detailed reconciliation of projections impracticable.

FY 2015 outlook - headlines
Top line
• Address specific brand challenges
• Stabilize and grow private brands
• Drive international growth in Lamb Weston
Margin management
• Low inflation
• Strong productivity – base and synergies
SG&A
• Administrative cost efficiency
Ardent Mills first-year dilution

EPS growth
expected,
more details
with Q4
FYE 2014
release
Major drivers

Long-term goals
Annual EPS* growth = 10%+
Annual EPS* growth 7-9%

ROIC: targeting a low double digit ROIC in 3 years
FY 2016 –17
After FY 2017
*Diluted EPS and ROIC guidance in this presentation assumes adjustment for items impacting comparability.  The inability to predict the amount and timing of future items makes a detailed reconciliation of projections impracticable.
Long-term
annual sales
growth target =
3 - 4%
~
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